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                                                                    EXHIBIT 23.2



                         CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Ceridian Corporation:

We consent to the use of our reports incorporated herein by reference and to the references to our firm under the headings "Selected Historical Consolidated and Pro Forma Financial Data" and "Experts" in the prospectus in this Form S-4 registration statement.






                                  /s/ KPMG LLP



Minneapolis, Minnesota
August 19, 1999